                                                           EXHIBIT 6.03


===============================================================================
                  BROOKE CORPORATION

                  K7507     -     5-1-98



                                AGENCY - COMPANY
                                    AGREEMENT









                                       EMC
                             EMC INSURANCE COMPANIES

                        EMPLOYERS MUTUAL CASUALTY COMPANY

            EMPLOYERS MODERN LIFE COMPANY / EMCASCO INSURANCE COMPANY
                                   Des Moines

                       ILLINOIS EMCASCO INSURANCE COMPANY
                                    Oak Brook

                      UNION INSURANCE COMPANY OF PROVIDENCE
                                   Providence

                          DAKOTA FIRE INSURANCE COMPANY
                                    Bismarck

                       AMERICAN LIBERTY INSURANCE COMPANY
                                   Birmingham

================================================================================

                           AGENCY - COMPANY AGREEMENT


     This agreement, made and entered into by and between:                                       Account No.
          / / EMPLOYERS MUTUAL CASUALTY COMPANY OF DES MOINES, IOWA                              AK-7507-1
                                                                                                 ---------
          / / EMCASCO INSURANCE COMPANY OF DES MOINES, IOWA                                      BK-7507-4
                                                                                                 ---------
          / / UNION INSURANCE COMPANY OF PROVIDENCE, RHODE ISLAND                                DK-7507-0
                                                                                                 ---------
          / / DAKOTA FIRE INSURANCE COMPANY OF BISMARCK, NORTH DAKOTA                            ---------

          / / ILLINOIS EMCASCO INSURANCE COMPANY, OAK BROOK, ILLINOIS                            ---------

          / / AMERICAN LIBERTY INSURANCE COMPANY, BIRMINGHAM, ALABAMA                            ---------


     Hereinafter severally called the Company and

Agent BROOKE CORPORATION
      --------------------------------------------------------------------------
/ / Individual    / / co-partnership    /X/ corporation

Location 7800 COLLEGE BLVD. - SUITE 203 - OVERLAND PARK, KS  66210
         -----------------------------------------------------------------------

hereinafter called the "Agent", mutually agree to the following:

I.     AUTHORITY OF AGENT

       A. The Agent is an independent contractor, not an employee of the Company and, subject to requirements of and prohibitions imposed by law, the terms of this Agreement, and the underwriting rules and regulations of the Company, is authorized to:

           1. Solicit, receive and transmit to the Company proposals for insurance contracts, including fidelity and surety bonds, which the agent is authorized to write.

           2. Bind and execute insurance contracts as provided in the then Current Instructions to Agents.

           3. Provide all usual and customary services of an insurance agent on all insurance contracts placed by the Agent with the Company.

           4. Collect and receipt for premiums, except as to direct bill business or premium finance payments, and to retain commissions as full compensation out of premiums so collected as specified in the commission schedule. The Agent agrees to refund return commissions on policy cancellations or reductions, in each case at the same rate at which such commissions were originally retained.

           5. Exercise his authority personally or through his authorized employees.

           6.   Represent other companies.

           7. Exercise exclusive and independent control of his time and the conduct of his agency.

II.    DUTIES OF AGENT

       The Agent agrees to:

       A.  Comply with the underwriting rules and regulations of the Company.

       B. Forward copies of all binders, policies, certificates and endorsements issued by the Agent, or otherwise notify the Company of all liability accepted, not later than the third succeeding business day following the inception date of coverage.

       C.  Comply with accounting procedures as hereinafter set forth.

III.   PREMIUM ACCOUNTING

       The Agent and the Company shall comply with the following accounting procedures on insurance written in the Company by the Agent:

       A. Itemized statements of money due shall be prepared monthly by the Company.

       B. The balance shown in the statement due the Company, or due the Agent shall be payable as follows:

           1. Items designated as Agency Billed on monthly accounting statements shall be paid within 45 days after the end of the account month for which such statement was prepared.

           2. Items designated as Direct Billed on monthly accounting statements shall be paid within 30 days after the end of the account month for which such statement was prepared.

       C. The omission of any item(s) from a monthly statement shall not affect the responsibility of either party to account for and pay all amounts due the other, nor shall it prejudice the rights of either party to collect all such amounts due from the other.

       D. Any credit extended for payment of premiums on business arising from the Agency created by this Agreement shall be the sole risk of the Agent.

       E. If any interim or final additional premiums developed by audit or under reporting form policies or non-cancellable bonds, cannot be collected by the Agent, the Company shall undertake direct collection and the Agent shall not be responsible for such premiums provided:

           1.   The Agent has made a reasonable effort to collect such premiums.

           2. The Agent notifies the Company within 30 days in writing of the Company's initial date of billing the Agent for such premiums.

           3. No commission shall be paid to the Agent on such premiums collected by the Company.

       F. The Company shall have access at all reasonable times to the Agent's books and records for the purpose of determining any fact relating to money due the Company on business placed with the Company by the Agent.

IV.    CHANGES IN AGREEMENT

       A. This Agreement may be revised at any time by mutual agreement in writing of the Agent and the Company.

       B. This Agreement may be revised by the Company only after it gives the Agent at least 90 days advance notice which sets forth the proposed revision and its effective date.

       C. No change in any rate of commission as specified on the commission schedule may be made until the Company has had such rate of commission in effect for a period of not less than one year, except during the first twelve months of this agreement.

V.     COMMISSIONS

       It is agreed that:

       A. The Agent will accept and the Company will pay as full compensation for all services rendered under this Agreement the percentages of commissions as specified in the commission schedule.

       B. The commissions specified in the schedule shall not apply to the renewal of an insurance contract which the Company is required to renew by law, unless the Company failed to comply with a requirement(s) which would have permitted nonrenewal of the contract.

       C. The terms of this Agreement shall not prohibit the negotiation of special commission rates on individual policies by mutual agreement of the Agent and the Company.

VI.    DIRECT BILLED POLICIES

       The following provisions apply to business placed by the Agent with the Company and designated by the Company as Direct Billed:

       A. The completed application or two daily reports of the original policy shall be submitted to the Company in accordance with the provisions of the Company's Direct Billed Program.

       B. The Company shall be responsible for billing and collecting renewal premiums unless otherwise mutually agreed upon by the Agent and the Company.

       C. The Company shall clearly and prominently identify the Agent by name when transmitting policies, endorsements, premium notices, cancellation notices and other communications to policyholders. The Company shall promptly provide the Agent with a copy of all such items sent to policyholders.

       D. Unless authorized by the Agent, the Company shall not use, or permit the use of, its records of business placed by the Agent with the Company to solicit individual policyholders for the sale of other lines of insurance or other products or services. When the Agent grants such authorization, he shall be allowed the applicable commission or fee on such sales resulting from the use of such records.

VII.   TERMINATION OR SUSPENSION

       A.  This Agreement shall terminate:

           1. Automatically if any public authority cancels or declines to renew the Agent's license or certificate of authority.

           2. Automatically on the effective date of the sale or transfer of the Agent's business, or its consolidation with a successor firm, unless this Agreement is assigned as provided in Section IX C.

           3. Upon either party giving at least 90 days advance written notice to the other.

           4. Immediately upon either party giving written notice to the other in the event of abandonment, fraud, insolvency, failure to pay the company the balance due pursuant to the terms of Section III hereof or any other sums due the company, or gross and willful misconduct on the part of such other party.

       B. If this Agreement is terminated pursuant to clause A 3 of this section, the Company shall:

           1. Authorize the Agent to service unexpired insurance policies, and also arrange for appropriate underwriting, claims, inspection, premium audit, and other necessary Company services on such policies; or

           2. At the Agent's request, authorize on terms acceptable to all parties of interest the reinsurance of all existing policies with another insurance carrier selected by the Agent and approved by the Company, which approval shall not be unreasonably withheld. The reinsurance shall be effective as of the termination date of this Agreement and the Company agrees to prepare promptly, and deliver to the assuming carrier, a bordereau of the business reinsured; and

           3. In either event, and at the Agent's request, provide the Agent with a complete list of existing Direct Billed policies placed by the Agent with the Company, including expiration dates, together with other information on such policies contained in the Company's records as may reasonably be provided.

       C. If the Agent fails to pay the company the balance due pursuant to the terms of Section III hereof, the Company may by written notice to the Agent suspend the Agent's authority under items 1, 2, 3 and 4 of Authority of Agent, to whatever extent the Company may elect, during the period the Agent remains delinquent in such payment. Routine differences in account which are minor in amount will not constitute delinquency in payment under this provision.

       D. In the event of the termination of this Agreement:

           1. The Agent's records, use and control of expirations, including Direct Billed business and continuous term policies, shall remain the property of the Agent and left in his undisputed possession, provided the Agent on the effective date of the termination has then rendered and continues to render timely accounts and payments of all amounts due the Company, or provides security therefor acceptable to the Company. Otherwise, the records, use and control of all expirations of business placed with the Company shall become vested in it and the Agent shall immediately surrender the same to the Company which shall have the right to sell, assign or transfer the same to satisfy the Agents' obligation to the Company.

           2. If in disposing of such records and expirations the Company does not realize sufficient money to discharge in full the Agent's indebtedness to the Company, the Agent shall remain liable for the balance of such indebtedness. Any amount realized in excess of indebtedness, less expense of disposing of such records and expirations, shall be returned to the Agent.

VIII.  INDEMNIFICATION OF AGENT

       A. The Company shall indemnify and hold the Agent harmless from liability or damages arising out of Company error or omission in the preparation or handling of any insurance contract or billing statement to which this Agreement applies, except to the extent that the Agent has caused, contributed to or compounded the error or omission.

       B. The Agent shall promptly notify the Company of any claim for damages as outlined above, and the

           Company, at its option, will have the right to assume or associate in the defense thereof.

       C. The Agent shall not, except at his own expense, voluntarily make payment, assume any liability, or incur any expense related to such claim without the consent of the Company.

       D. Providing the Agent has complied with the above provisions, the Company agrees to pay all expenses including legal fees reasonably incurred by the Agent in connection with the investigation or defense of any such claim.

       E. The Company shall indemnify and hold the Agent harmless against actual pecuniary damages which the Agent becomes obligated to pay, including costs of defense, due solely to the failure of the Company to comply with the requirements of Public Law 91-508 (The Fair Credit Reporting Act) in the procurement or use of consumer reports ordered by the Company, except to the extent that such damages are caused or contributed to by any act or omission of the Agent. The Agent shall immediately notify the Company of any claim or action relating to the Fair Credit Reporting Act, and the Company shall be entitled to defend such action with counsel of its choice.

IX.    CONDITIONS

       A. This Agreement supersedes all previous agency agreements, including any amendments, whether written or oral, between the Company and the Agent.

       B. All sums paid by policyholders to the Agent or his representatives less any Commission due the agent, shall be held in trust for the Company by the Agent and shall not be used to pay any expense or other obligations. The making of payments or rendering of accounts pursuant to this Agreement do not convert the relationship to debtor and creditor as to such sums.

       C. This contract shall not be assigned, transferred or sold without prior written consent of the Company.

In Witness Whereof the Agent and the Company have caused this Agreement to be executed this 1st day of MAY, 1998.

FOR THE AGENT BY:                     FOR THE COMPANY BY:

                                      /s/  Dennis C. Johannsen
----------------------------------    -----------------------------------------
----------------------------------    -----------------------------------------
----------------------------------    -----------------------------------------
----------------------------------
             (Title)

**********                            EMC
KANSAS                      EMC INSURANCE COMPANIES
**********                  SCHEDULE OF COMMISSIONS

                                                         ---------------------------------------------------------------------------
                                                          EMPLOYERS                   UNION                   ILLINOIS   AMERICAN
                                                            MUTUAL     EMCASCO      INSURANCE    DAKOTA FIRE   EMCASCO    LIBERTY
EFFECTIVE DATE OF COMMISSIONS: 05-01-98                    CASUALTY   INSURANCE    COMPANY OF     INSURANCE   INSURANCE  INSURANCE
                               -----------------------     COMPANY     COMPANY     PROVIDENCE      COMPANY     COMPANY    COMPANY
                                                              %           %             %             %           %          %
------------------------------------------------------------------------------------------------------------------------------------
BONDS
                           ----------------------------  ---------------------------------------------------------------------------
                           Fidelity & Surety                  30
                                             ----------  ---------------------------------------------------------------------------
                           ----------------------------  ---------------------------------------------------------------------------
                           Blanket Fidelity Bonds             15
                                                 ------  ---------------------------------------------------------------------------
                           Form A                             15
                                  ---------------------  ---------------------------------------------------------------------------
                                                         ---------------------------------------------------------------------------
                           Forgery (Form B)                   15
                                           ------------  ---------------------------------------------------------------------------
    PRE-EXECUTED LICENSE & PERMITS                            35
------------------------------------------------------------------------------------------------------------------------------------
SPECIAL LINES
                           ----------------------------  ---------------------------------------------------------------------------
                           Umbrella
                                    -------------------  ---------------------------------------------------------------------------
                                Personal                      15
                                         --------------  ---------------------------------------------------------------------------
                                Commercial                    15
                                           ------------  ---------------------------------------------------------------------------
                           Linebacker                         10
                                      -----------------  ---------------------------------------------------------------------------
                           Directors & Officers               10
                                               --------  ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PERSONAL AUTOMOBILE        ----------------------------  ---------------------------------------------------------------------------
(except as specified below)
                           ----------------------------  ---------------------------------------------------------------------------
                                    CLASS CODES
                           ----------------------------  ---------------------------------------------------------------------------
                           ----------------------------  ---------------------------------------------------------------------------
                           8021 - 8295, 8461 - 8465           15         15            15
                                  ---------------------  ---------------------------------------------------------------------------
                           8821 - 8879                        15         15            15
                                  ---------------------  ---------------------------------------------------------------------------
                           8311 - 8415, 8511 - 8815           10         10            10
                                  ---------------------  ---------------------------------------------------------------------------
                           8911 - 8912                        10         10            10
                                  ---------------------  ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
HOMEOWNERS                                                    15         15            15
                           ----------------------------  ---------------------------------------------------------------------------
                           ----------------------------  ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DWELLING AND               Dwelling                           15
PERSONAL LIABILITY                 --------------------  ---------------------------------------------------------------------------
                           Personal Liability                 15
                                             ----------  ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MOTORCYCLE                                                    15
                           ----------------------------  ---------------------------------------------------------------------------
                           ----------------------------  ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PERSONAL                                                      20
INLAND MARINE              ----------------------------  ---------------------------------------------------------------------------
                           ----------------------------  ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OTHER LINES                Risk Re-insured By                    NEGOTIATED
(as specified)             ----------------------------                           --------------------------------------------------
                           Company through-IRM
                           ----------------------------  ---------------------------------------------------------------------------
                           ----------------------------  ---------------------------------------------------------------------------
                           FARM                               15
                           ----------------------------  ---------------------------------------------------------------------------
                           ----------------------------  ---------------------------------------------------------------------------
                           ----------------------------  ---------------------------------------------------------------------------
                           ----------------------------  ---------------------------------------------------------------------------
                           ----------------------------  ---------------------------------------------------------------------------
                           ----------------------------  ---------------------------------------------------------------------------
                           ----------------------------  ---------------------------------------------------------------------------
                           ----------------------------  ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                         COMMISSIONS FOR SPECIFIC RISKS MAY BE INDIVIDUALLY NEGOTIATED

Form 0020.2 (Rev. 8-93)                                                     FST

**********                            EMC
KANSAS                      EMC INSURANCE COMPANIES
**********                  SCHEDULE OF COMMISSIONS


-----------------------------------------------------------------------------------------------------------------------------------
EFFECTIVE DATE OF COMMISSIONS: 05-01-98
                               -----------------------
ACCOUNT NUMBER: K-7507                                    EMPLOYERS                  UNION                   ILLINOIS   AMERICAN
                --------------------------------------      MUTUAL     EMCASCO     INSURANCE    DAKOTA FIRE   EMCASCO    LIBERTY
AGENCY NAME: BROOKE CORPORATION                            CASUALTY   INSURANCE   COMPANY OF     INSURANCE   INSURANCE  INSURANCE
             -----------------------------------------     COMPANY     COMPANY    PROVIDENCE      COMPANY     COMPANY    COMPANY
             -----------------------------------------        %           %            %             %           %          %
-----------------------------------------------------------------------------------------------------------------------------------
WORKERS COMPENSATION       FIRST $1,000                       10         10           10
AND EMPLOYERS LIABILITY    ----------------------------
                                                         --------------------------------------------------------------------------
                           NEXT $4,000                        05         05           05
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           REMAINDER                         025        025          025
                           ----------------------------
                           ----------------------------  --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL AUTOMOBILE      AND GARAGE                         15
(except as specified below)----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
BOILER & MACHINERY                                            20
                           ----------------------------  --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
CRIME                      COVERAGE FORM C-Q                  15
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
FIRE AND ALLIED LINES      COMMERCIAL PROPERTY                20
(except as specified below)----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ACCOMMODATION LINES:               15
                                                         --------------------------------------------------------------------------
                  SUCH AS: BOWLING ALLEYS                     15
                           ----------------------------  --------------------------------------------------------------------------
                           BARS-TAVERNS                       15
                           ----------------------------  --------------------------------------------------------------------------
                           RESTAURANTS                        15
                           ----------------------------  --------------------------------------------------------------------------
                           SUPERMARKETS                       15
                           ----------------------------  --------------------------------------------------------------------------
                           LUMBERYARDS                        15
                           ----------------------------  --------------------------------------------------------------------------
                           CLUBS                              15
-----------------------------------------------------------------------------------------------------------------------------------
GENERAL LIABILITY                                             15
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL INLAND MARINE                                      20
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
BUSINESSOWNERS                                                20
                           ----------------------------  --------------------------------------------------------------------------
                           ----------------------------  --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                         COMMISSIONS FOR SPECIFIC RISKS MAY BE INDIVIDUALLY NEGOTIATED

Form 0020.2 (Rev. 8-93)                                                     FST

                                       EMC
                             EMC INSURANCE COMPANIES

EMPLOYERS MUTUAL CASUALTY COMPANY             DAKOTA FIRE INSURANCE COMPANY
EMCASCO INSURANCE COMPANY                     ILLINOIS EMCASCO INSURANCE COMPANY
UNION INSURANCE COMPANY OF PROVIDENCE         AMERICAN LIBERTY INSURANCE COMPANY
                         EMPLOYERS MODERN LIFE COMPANY

--------------------------------------------------------------------------------

                           CORPORATE AGENCY SUPPLEMENT

To be executed in the case of incorporated agencies, making the equity owners thereof liable for sums not accounted for by the corporation:

In consideration of the appointment of:

Legal Name of Incorporated Agency: BROOKE CORPORATION
                                   --------------------------------------------
Doing Business As:
                  -------------------------------------------------------------
City: OVERLAND PARK,            State: KANSAS         Agent Number: K-7507
     -------------------------        --------------                -----------

by one or more of the above EMC Insurance Companies (as they appear on the Agency-Company Agreement) as Agent, and as inducement to them to do so, we, the undersigned, do hereby guarantee on behalf of ourselves, heirs, successors and assigns, the faithful performance of the obligations of said Agent to the Company and firmly bind ourselves, jointly and severally, effective 05-01-98, to pay any sum for which said Agent may become liable to pay the Company by virtue of the Agency created under the foregoing Agreement and which said Agent shall fail or refuse to pay.



                  INDIVIDUAL(S) AS GUARANTOR(S), EXECUTE BELOW


1.   Guarantor's Signature:                                Printed or Typed Name:
                            --------------------------                            ------------------------------------
     Date:                                                 Witness:
           -------------------------------------------               -------------------------------------------------

2.   Guarantor's Signature:                                Printed or Typed Name:
                            --------------------------                            ------------------------------------
     Date:                                                 Witness:
           -------------------------------------------              --------------------------------------------------
3.   Guarantor's Signature:                                Printed or Typed Name:
                            --------------------------                            ------------------------------------
     Date:                                                 Witness:
           -------------------------------------------              --------------------------------------------------

                CORPORATION AS GUARANTOR, EXECUTE ON REVERSE SIDE

                     CORPORATION AS GUARANTOR, EXECUTE BELOW

Name of Guarantor Corporation:
                               -------------------------------------------------
Officer Signing for Guarantor Corporation:
                                           -------------------------------------
Title of Officer Signing for Guarantor Corporation:
                                                    ----------------------------
Date:
      --------------------------------------------------------------------------
Witness:
         -----------------------------------------------------------------------


         THE FOLLOWING MUST ALSO BE COMPLETED BY A CORPORATE GUARANTOR:



Be it resolved by the Board of Directors of
                                            ------------------------------------
                                                  (Guarantor Corporation)

meeting in regular session on the _______ day of _________________, 19______, that the duly elected officers of said Company are hereby authorized to execute a Corporate Agency Supplement guaranteeing the faithful performance of obligations of as Agent of
-------------------------------------------------------------------
                     (Incorporated Agency)

the one or more EMC Insurance Companies (as they appear on the Agency-Company Agreement), and we hereby ratify any Acts of said Officers in executing such Corporate Agency Supplement if done prior to the date of this resolution.







I hereby certify that the above is a correct copy of a duly adopted resolution of the Board of Directors of
                             ---------------------------------------------------

--------------------------------------------------------------------------------
                             (Guarantor Corporation)


Corporate Secretary:
                     -----------------------------------------------------------

Date:
      --------------------------------------------------------------------------

Witness:
         -----------------------------------------------------------------------